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                                                                    EXHIBIT 99.1

                             MAYOR'S JEWELERS, INC.

         SPECIAL AND ANNUAL MEETING OF STOCKHOLDERS, [___________], 2005
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Thomas A. Andruskevich and Marc Weinstein, or either of them, each with power of substitution and revocation, as the proxy or proxies of the undersigned to represent the undersigned and vote all shares of the Common Stock of Mayor's Jewelers, Inc. (the "Company"), that the undersigned would be entitled to vote if personally present at the Special and Annual Meeting of Stockholders of the Company, to be held at the Renaissance Hotel, 1230 South Pine Island, Plantation, Florida 33324, on [_________], [________], 2005, at 10:00 a.m., Eastern Standard Time, and at any adjournments thereof, upon the matters set forth on the reverse side and more fully described in the Notice and Proxy Statement for said Special and Annual Meeting AND IN THEIR DISCRETION UPON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE SAID SPECIAL AND ANNUAL MEETING.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 2005 SPECIAL AND ANNUAL MEETING OF THE COMPANY'S STOCKHOLDERS.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR, FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 25, 2006 AND FOR APPROVAL AND ADOPTION OF THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, DATED AS OF APRIL 18, 2005, AS AMENDED, AMONG HENRY BIRKS & SONS INC., THE COMPANY AND BIRKS MERGER CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF HENRY BIRKS & SONS INC.


                 CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.

                       Keep this portion for your records.

________________________________________________________________________________

                      Detach and return this portion only.

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              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

     TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS: [X]

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL ITEMS.

 (l) ELECTION OF DIRECTOR: (Nominee is [_______________])*


        o FOR                  o WITHHOLD AUTHORITY


* To vote your shares for the director nominee, mark the "For" box. To withhold voting for the nominee, mark the "Withhold Authority" box.

 (2) RATIFY THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 25, 2006.


        o FOR                o AGAINST              o ABSTAIN


 (3) APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER AND REORGANIZATION, DATED AS OF APRIL 18, 2005, AS AMENDED, AMONG HENRY BIRKS & SONS INC., THE COMPANY AND BIRKS MERGER CORPORATION, A WHOLLY-OWNED SUBSIDIARY OF HENRY BIRKS & SONS INC.


        o FOR                o AGAINST              o ABSTAIN



                                 Dated:                 , 2005


                                 _______________________________________________
                                 Signature

                                 _______________________________________________
                                 Signature if held jointly

                                 (Please sign exactly as name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their titles.)


   PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.